UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 12, 2016

Date of Report (Date of earliest event reported)

PETROGAS COMPANY
(Exact name of registrant as specified in its charter)

Nevada	333-196409	98-1153516
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12800 Post Oak B Blvd., Suite 4100 Houston, TX	77056
(Address of principal executive offices)	(Zip Code)

(832) 899-8597

Registrant’s telephone number, including area code

________________________________________________

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 30, 2016, PetroGas Company, a Nevada corporation (the “Company”), acquired various royalty interests in the Mahler 106 5H, 6H, 8H and SL 9H wells located in the SE/4 of Section 106, Block C, Gunter & Munson Survey, A-513, Roberts County, Texas for $10.485.00. These wells are operated by Unit Petroleum Company of Tulsa, Oklahoma and BP America Production Company of Houston, Texas.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROGAS COMPANY

DATE: December 12, 2016	By:	/s/ Huang Yu
	Name:	Huang Yu
	Title:	President

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